UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

ABBVIE INC.
(Exact name of registrant as specified in its charter)

 _____________________________________________________

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
 _____________________________________________________

1 North Waukegan Road
North Chicago, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On April 26, 2018, AbbVie Inc. issued a press release announcing financial results for the first quarter ended March 31, 2018.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 8.01 Other Events

On April 26, 2018, AbbVie announced that it plans to commence a tender offer to purchase for cash up to $7.5 billion in value of shares of its common stock through a modified “Dutch auction” tender offer at a specified price range to be determined. AbbVie expects to commence the tender offer as early as May 1, 2018.

The tender offer forms a part of AbbVie’s $10 billion stock repurchase program announced on February 15, 2018.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated April 26, 2018 (furnished pursuant to Item 2.02).

Forward-Looking Statements

Some statements in this Form 8-K are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie’s operations is set forth in Item 1A, “Risk Factors,” of AbbVie’s 2017 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission (SEC). AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Additional Information and Where to Find It

This Form 8-K is for informational purposes only, is not a recommendation to buy or sell shares of AbbVie common stock, and does not constitute an offer to buy or the solicitation to sell shares of AbbVie common stock. The tender offer described in this Form 8-K has not yet commenced, and there can be no assurances that AbbVie will commence the tender offer on the terms described in this Form 8-K or at all.  The tender offer will be made only pursuant to the Offer to Purchase, the related Letter of Transmittal and other related materials that AbbVie expects to file with the SEC upon commencement of the tender offer. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER, THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. If and when the tender offer is commenced, stockholders will be able to obtain a free copy of the tender offer materials (including the Offer to Purchase, the related Letter of Transmittal and other documents) that AbbVie will be filing with the SEC at the SEC’s website at www.sec.gov. Additional copies of these materials may be obtained for free by contacting AbbVie at 1 North Waukegan Road, North Chicago, IL 60064, Attn: Investor Relations.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, AbbVie files annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by AbbVie at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. AbbVie’s filings with the SEC are also available at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date:	April 26, 2018	By:	/s/ William J. Chase
William J. Chase
Executive Vice President,
Chief Financial Officer